UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report August 28, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                             59-2663954
 ----------------------------------   ---------       --------------------------
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                           Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

On August 28, 2002, Office Depot, Inc. issued a press release to update investors on the Company's business performance thus far during the third quarter of 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1         Press release of Office Depot, Inc. issued on August 28, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  August 28, 2002                      By: /S/ DAVID C. FANNIN


                                                David C. Fannin
                                                Executive Vice President and
                                                     General Counsel